SCHEDULE 14A INFORMATION

                                                                                                                        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                                                                                                (Amendment No. ____)

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EPIPHANY FUNDS

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Epiphany Funds

Epiphany FFV Focused Fund

106 Decker Court, Suite 225

Irving, Texas 75062

                                                                                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                                                      To Be Held December 29, 2011

Dear Shareholders:

The Board of Trustees of Epiphany Funds (the "Trust"), an open-end investment company organized as an Ohio Business trust, has called a special meeting of the shareholders of the Epiphany FFV Focused Fund (the "Fund") series of the Trust, to be held at the principal offices of the Adviser, 106 Decker Court, Suite 225, Irving, Texas 75062 on December 29, 2011 at 10:00 a.m., Central time, for the following purposes:

1.

Approval of a new Sub-Advisory Agreement ("Sub-Advisory Agreement") between the Trinity Fiduciary Partners, LLC and Hillcrest Asset Management, LLC.

2.

Such other business as may come before the meeting.

Shareholders of record at the close of business on November 7, 2011 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on December 29, 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Advisory and Sub-Advisory Agreement), and Proxy Voting Ballot are available at www.epiphanyfunds.com.

By Order of the Board of Trustees

/s/ James Ash

JAMES ASH, Secretary

November 21, 2011

                                                                                                                YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 631 470-2701 whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Epiphany Funds

Epiphany FFV Focused Fund

106 Decker Court, Suite 225

Irving, Texas 75062

____________

PROXY STATEMENT

____________

                                                                                              SPECIAL MEETING OF SHAREHOLDERS

                                                                                            To Be Held December 29, 2011

                                                                                           ____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Epiphany Funds (the "Trust"), on behalf of the Epiphany FFV Focused Fund (the “Fund”) for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Adviser, 106 Decker Court Suite 225, Irving, Texas  75062, on December 29, 2011 at 10:00 a.m., Central time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 23, 2011.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

Approval of a new Sub-advisory Agreement ("Sub-Advisory Agreement") between the Trinity Fiduciary Partners, LLC and Hillcrest Asset Management, LLC.

2.

Such other business as may come before the meeting..

In September, 2011, Dana Investment Advisors ("Dana") provided notice to Trinity Fiduciary Partners, LLC (“the Adviser”), and to the Fund’s Board of Trustees of its intent to resign as sub-adviser to the Fund effective upon the approval by shareholders of a new sub-advisory agreement related to the Fund.  At an in-person meeting of the Board of Trustees of the Trust held on September 8, 2011 (the "Board Meeting"), the Board agreed to accept the resignation of Dana effective upon the hiring of a new sub-adviser for the Fund, and agreed to waive the necessary notice period otherwise required by the investment advisory agreement.

Additionally, at the Board Meeting, the Board approved the renewal of the Advisory Agreement between the Adviser and the Trust applicable to the Fund.  The terms of the Agreement were unchanged.

Also at the Board Meeting, the Board received information regarding Hillcrest Asset Management, LLC ("Hillcrest"), a registered investment adviser that was being proposed as the new sub-adviser for the Fund following the termination of the existing Sub-Advisory Agreement with Dana.  The New Sub-Advisory Agreement is subject to shareholder approval. If the New Sub-Advisory Agreement is approved by shareholders, Hillcrest will be responsible for the day-to-day management of the Fund’s assets.

        At the Board Meeting, the Board also received information from representatives of Hillcrest regarding proposed changes to the Fund's name and investment strategies.  The Board approved a change in the Fund's investment strategy from "small midcap" fund to “small cap” fund.  The change in investment strategies, while not requiring shareholder approval, does require at least 60 days advance notice to shareholders before becoming effective.  Notice of the proposed changes is being provided to shareholders by way this proxy and a supplement to the Fund's current prospectus.  It is proposed that the changes will take effect upon the effective date of the New Sub-Advisory Agreement, if approved by shareholders.   It is also proposed that if the New Sub-Advisory Agreement is approved by shareholders, upon the effective date of the New Sub-Advisory Agreement, the name of the Fund be changed to the Hillcrest FFV Small Cap Value Fund to include the new subadviser and to reflect the changed investment strategy.

The Board, in a separate action, authorized the filing of a post-effective amendment to the Fund's registration statement whereby the changes in the Fund's investment strategy, disclosures related to Hillcrest, and disclosures related to a new Fund portfolio manager, will be made.  Once effective, shareholders will receive the revised Prospectus and can request a copy of the revised Statement of Additional Information containing those disclosures.

 A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Kevin E. Wolf, Treasurer, Epiphany Funds, 450 Wireless Blvd. Hauppauge, NY 11788 or by calling the Fund at 1-866-722-1677.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

TRINITY FIDUCIARY PARTNERS, LLC AND HILLCREST ASSET MANAGEMENT, LLC.

The New Sub-Advisory Agreement

Subject to Fund shareholder approval, the Adviser will enter into a Sub-Advisory Agreement with Hillcrest.  Since April 2010, the Fund has been sub-advised by Dana Investment Advisors, LLC.  It is proposed that Hillcrest will take over the management of the Fund's assets as its sub-adviser following the approval of the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement will become effective upon Fund shareholder approval.  The Sub-Advisory Agreement provides that it will remain in force for an initial term of two (2) years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, (“1940 Act”) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by the Adviser.  The Sub-Advisory Agreement automatically terminates in the event of its assignment.

The Sub-Advisory Agreement for the Fund is attached as Exhibit A.  You should read the Sub-Advisory Agreement.  The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

Proposed Sub-Advisory Fee

Under the proposed Sub-Advisory Agreement, the Adviser, not the Fund will pay an annual fee equal to 35 basis points (0.35%) of average daily net assets. The method of determining the net asset value of the assets shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. Because the sub-advisory fees are paid by the Adviser, not the Fund, approval of the Proposed Sub-Advisory Agreement will not result in a change in the advisory fees paid by the Fund.

Information Concerning Hillcrest Asset Management, LLC.

Hillcrest is located at 14180 North Dallas Parkway, Suite 650, Dallas Texas 75254.

The names, addresses and principal occupations of the principal executive officers and members of Hillcrest are set forth below:

Name:	Title:	Address:
Brian Bruce	Chief Executive Officer Chief Investment Officer	14180 N. Dallas Parkway, Suite 650, Dallas, TX 75067
Douglas Stark	Managing Director, Portfolio Management and Research	14180 N. Dallas Parkway, Suite 650, Dallas, TX 75067
Deborah Trask	Chief Operating Officer	14180 N. Dallas Parkway, Suite 650, Dallas, TX 75067

Evaluation of the Agreements By The Board Of Trustees

At the Board Meeting, the Trustees, including the Independent Trustees, evaluated the impact on the Fund of naming Hillcrest as Sub-adviser as well as the changes to the Fund's investment strategy proposed by Hillcrest.  In evaluating the impact on the Fund, the Board, including the Independent Trustees, requested and reviewed materials furnished by Hillcrest, and discussed the New Sub-Advisory Agreement ("New Sub-Advisory Agreement").

The President of the Trust stated that given the impending resignation of Dana, the current sub-adviser for the Fund, the Board should consider the approval of a new sub-advisory agreement between the Adviser, on behalf of the Fund, and Hillcrest.  The Trustees noted that the terms of the New Sub-Advisory Agreement are substantially identical to the terms of the existing sub-advisory agreement between Dana and the Adviser.  The Board further  approved a name change for the Fund to the  Hillcrest FFV Small Cap Value Fund and approved changes to the Fund's investment strategy , subject to 60 days advance notice to shareholders.

The Board reviewed with its counsel its duties with respect to the approval of investment advisory agreements.  The Board took note of the factors that it must consider, including, but not limited to, the following: the nature, extent and quality of the services provided by the sub-adviser to the Fund; the investment performance of the Fund and the investment adviser or sub-adviser; the costs of the services to be provided to the Fund; the extent to which economies of scale to the benefit of shareholders and the profits to be realized by the adviser, or sub-adviser, and its affiliated from the relationship with the Fund.

Nature, Extent and Quality of Services.  The Board noted that Hillcrest had provided the Trustees with materials related to its proposed role as sub-adviser to the Fund, including information on the firms' investment performance with its existing clients and through investment models.  The Board reviewed the financial statements of Hillcrest and concluded that Hillcrest was sufficiently capitalized to meet its obligations and act as sub-adviser to the Fund.  Representatives from Hillcrest then made a presentation regarding the proposed change in investment strategy of the Fund.

It was noted that the investment strategy of the Fund will be capital appreciation-oriented and that Hillcrest will seek to achieve the Fund’s investment objective through investment in small cap value equity securities with the application of behavioral finance to avoid behavioral biases that befall other managers. The Board was informed that Hillcrest was started in 2007 and currently manages approximately $18 million in equity assets for its clients.  The Board was provided details regarding the investment experience of the Fund’s proposed portfolio managers, Mr. Brian Bruce, and Mr. Douglas Stark.  Mr. Bruce’s experience includes serving as the former Chief Investment Officer of PanAgora Asset Management, a $24 billion Putnam subsidiary, serving as the founding editor of The Journal of Behavioral Finance and serving as a professor at Southern Methodist University.  Mr. Stark previously served as the Director of Research at Portfolio Management and Research, and leading model builder at State Street Global Advisors.

The Board then received information regarding Hillcrest's investment philosophy for the Fund.  The philosophy includes using behavioral models to identify deviations from fair value and then applies a four phase investment process that includes proprietary modeling, fundamental analysis, portfolio construction and portfolio rebalancing.

With respect to the presentations that were given by the personnel of Hillcrest regarding the Fund, the Trustees discussed the extent of Hillcrest’s research capabilities and the experience of its management personnel.  The Trustees concluded that Hillcrest has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because Hillcrest had not yet assumed advisory control of the Fund, the Trustees could not consider the investment performance of the Fund in assessing the New Sub-Advisory Agreement.  The Board noted that Trinity Fiduciary will continue to act as the adviser to the Fund and Hillcrest will begin to manage the Fund as the sub-adviser after the effective date of the New Sub-Advisory Agreements.  The Board, including the Independent Trustees, considered Hillcrest’s past performance with its existing accounts, as well as other factors relating to Hillcrest’s track record.  Materials provided indicated that Hillcrest had completed a three-year track record in small cap value investing.  The reports indicated that Hillcrest’s accounts had outperformed their benchmark index in the most recent quarter, as well as over a one and three year period.  The Board concluded that Hillcrest's past performance was acceptable and believed Hillcrest would be able to meet the Board’s performance expectations.

Fees and Expenses.  The Board noted that the Adviser and the Sub-adviser would charge an annual advisory fee on the average net assets of the Fund and from that fee pay the Sub-adviser.  Additionally, the Board noted that the Adviser agreed to cap expenses and reimburse fees in excess of  1.50% of the average daily net assets of the Fund through February 2012, and to cap expenses and reimburse fees in excess of 1.75% through February 2013. The Board then discussed the comparison of management fees and total operating expense data.  The Trustees reviewed information regarding fees and expenses of comparable funds and concluded that the proposed advisory fees and the Fund's resulting overall expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser and Hillcrest.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, next considered the anticipated profits to be realized by the Adviser and the Sub-Adviser in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board also considered the profits to be realized by the Adviser and the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund's expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s and Sub-Adviser’s level of profitability from their relationships with the Fund would not be excessive.

The Board then met in executive session to discuss the proposed Sub-Adviser and proposed New Sub-Advisory Agreements.

Conclusion.  Having requested and received such information from the Adviser and Hillcrest as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, and as assisted by the advice of independent legal counsel to the Fund, the Board, including the Independent Trustees, concluded that the proposed New Sub-Advisory Agreement was fair and reasonable and that approval of New Sub-Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval of the New Sub-Advisory Agreement.

OPERATION OF THE FUND

The Fund is a diversified series of Epiphany Funds, an open-end management investment company organized as an Ohio business trust on September 27, 2006.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund currently retains Trinity Fiduciary Partners, LLC, as its investment adviser.  The Fund retains Gemini Fund Services, LLC, 4020 South 147 Street, Suite 2, Omaha, NE, 68137, to provide the Fund with compliance and administrative services, and to act as the Fund’s transfer agent and fund accountant.  Northern Lights Distributors acts as the principal distributor of the Fund’s shares.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Sub-Advisory Agreement between Trinity and Hillcrest and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on November 7, 2011 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the “Record Date”).  There were 66,470.159 Class N shares, 4,272.519 Class A shares and 1,080.851 Class C shares of the Fund issued and outstanding as of the Record Date.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the New Sub-Advisory Agreement.   As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed sub-advisory agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of November 7, 2011, with respect to the number of shares of the Fund beneficially owned by each Trustee and named executive officers of the Trust.

Name	Amount Beneficially Owned	Percent of Class
Sam Saladino, President	None	None
Kevin Wolf, Treasurer	None	None
John Horan, Chief Compliance Officer James Ash, Secretary	None None	None None
Robert J. Mitchell, Independent Trustee	None	None
William R. Reichenstein, Independent Trustee	None	None
Kenneth Dalton, Independent Trustee	None	None

*

Less than 1% of the Fund.

As of November 7, 2011 all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of November 7, 2011, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the fund as of November 7, 2011.

Shareholder	Class	Amount Beneficially Owned	% Owned
Charles Schwab	N	51,624.023	77.66%
TD Ameritrade	N	5,535.287	8.33%
Gary A. Vandenberg	A	853.788	19.98%
Folio Investments, Inc.	A	707.029	16.55%
Gary & Deborah Vandendberg	A	579.651	13.57%
Gary A. Blodgett	A	447.476	10.47%
NFS	A	437.638	10.24%
Ronald L. Slattery, Jr.	A	383.009	8.96%
American Enterprise Investments	A	345.486	8.09%
American Enterprise Investments	C	1,080.851	100%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Epiphany Funds’ Chief Compliance Officer, 106 Decker Court, Suite 225, Irving, TX  75062.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Adviser.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at 800-320-2185, or write the Trust at Epiphany Funds, c/o Gemini Fund Services, 4200 South 147th  Street, Suite 2, Omaha, NE  68137.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 29, 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed New Sub-Advisory Agreement), and Proxy Voting Ballot are available at www.epiphanyfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/James Ash_______

JAMES ASH

Secretary

Dated: November 21, 2011

EXHIBIT A

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of December, 2011, by and between Trinity Fiduciary Partners, LLC (the “Adviser”), a Texas limited liability corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 106 Decker Court, Ste 226, Irving, Texas 75062, and Hillcrest Asset Management , LLC (the “Subadviser”), a Delaware limited liability company registered as an investment adviser under the Advisers Act, located at 14180 North Dallas Parkway, Suite 650, Dallas, Texas 75254 with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the Epiphany Funds Trust, a Ohio statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 19th day of February, 2007, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1. Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of each Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2. Duties of Subadviser.

(a) Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b) Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within ten (10) business days after receipt of such notice ..

The Adviser shall perform quarterly compliance tests to ensure that each Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser no more than five (5) business days after the end of a calendar quarter if the Subadviser Assets are out of compliance with these diversification requirements.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within ten (10) business days after receipt of such notice ..

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c) Voting of Proxies.  The Adviser will retain the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets.  The Subadviser shall not have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Adviser will provide the Subadvisor a copy of such procedure and establish a process for the timely distribution of the Advisor’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d) Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing purchase and sale orders for the Subadviser Assets, account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e) Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, none of the Trust, a Fund or the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner disclosed in the Subadviser ’s Form ADV Part 2A, which shall be consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f) Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g) Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h) Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i) Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3. Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4. Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser will co-author a white paper covering the investment strategy of each Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed should the investment strategy of a Fund materially change.

6. Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto.  Such fee will be computed monthly and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7. Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a) The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder.

8. Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Texas with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e) The Trust, the Fund and the Adviser acknowledge that each of them has received a copy of the Subadviser’s Form ADV Part 2A, and Form ADV Part 2B for Brian Bruce and Douglas E. Stark, at the time of the execution of this Agreement; and

(f) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement.

9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10. Liability and Indemnification.

(a) Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of (a) the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or (b) the Subadviser’s good faith reliance upon instructions or information provided to the Subadviser by the Adviser ..

(c) The Subadviser shall not be liable to the Adviser , the Trust or a Fund for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, (a) a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request , or (b) the Subadviser’s good faith reliance upon instructions or information provided to the Subadviser by the Adviser ..

11. Duration and Termination.

(a) Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i) By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii) By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii) By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12. Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13. Reference to Adviser and Subadviser.

(a) The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b) Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14. Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.  .

15. Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a) Authorized.  The Adviser or the Trust has authorized such disclosure;

(b) Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known.  Such information already was known by the party prior to the date hereof;

(e) Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

16. Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

Deborah Trask

Hillcrest Asset Management, LLC (the “Subadviser”)

14180 N. Dallas Parkway, Suite 650

Dallas, Texas 75254

Phone: (972) 490-4400 ext 303

Fax: (972) 490-4441

Email: dtrask@hillcrestasset.com

If to the Adviser:

Nancy Benson

Trinity Fiduciary Partners, LLC106 Decker Court, Ste 226

Irving, Texas 75062

Phone:

(877) 334-1283Fax:

(817) 549-0091

Email:

nancy@trinityfiduciary.com

17. Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

18. Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22. Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

TRINITY FIDUCIARY PARTNERS, LLC

By: __________________________________

Name: _______________________

Title: President

SUBADVISER

HILLCREST ASSET MANAGEMENT, LLC

By: __________________________________

Name: ____________________

Title: ____________________

SUBADVISORY AGREEMENT

between Trinity Fiduciary Partners, LLC (the “Adviser”),

and Hillcrest Asset Management, LLC (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED

ANNUAL FEE

FFV Hillcrest Small Cap Value Fund

35 bp

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Epiphany FFV Focused Fund

The Board of Trustees recommends a vote "FOR" the proposal.

	For	Against	Abstain
1. Approval of the New Sub-advisory Agreement between Trinity Fiduciary Partners, LLC and Hillcrest Asset Management, LLC for the Epiphany FFV Focused Fund.	☐	☐	☐

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President or Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<XXXXX>2

EPIPHANY FUNDS
EPIPHANY FFV FOCUSED FUND
SPECIAL MEETING OF SHAREHOLDERS

November 7, 2011

The undersigned shareholder of the Epiphany FFV Focused Fund (the "Fund"), a series of Epiphany Funds (the "Trust"), hereby nominates, constitutes and appoints Sam Saladino, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 106 Decker Court, Suite 226 on December 29, 2011 at 10:00 a.m., Central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN ON REVERSE SIDE